                                                                    EXHIBIT 4.2

COMMON STOCK                                           COMMON STOCK
PAR VALUE $.001                                        PAR VALUE $.001


-------------------------                              -------------------------
  CERTIFICATE NUMBER                                        NUMBER OF SHARES


                       [QUOTESMITH.COM LOGO APPEARS HERE]


INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE                    CUSIP NUMBER
                                                        ------------------------

                      SEE REVERSE FOR CERTAIN DEFINITIONS

         THIS CERTIFIES THAT


         IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF Quotesmith.com, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation and its By-Laws, as each shall be amended or restated from time to time (copies of which are on file at the office of the Corporation), to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                                       /s/ Robert S. Bland
                                                             -------------------
                                                             CHAIRMAN

HARRIS TRUST AND SAVINGS BANK
         TRANSFER AGENT AND REGISTRAR

[SEAL APPEARS HERE]


BY:
   --------------------------
      AUTHORIZED SIGNATURE



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THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS, THE POWERS, DESIGNATIONS, REFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

----------------------------------------------------------------------------------------------
TEN COM - as tenants in common                     UNIF GIFT MIN ACT -      Custodian
TEN ENT - as tenants by the entireties                                 (cust)      (minor)
JT TEN  - as joint tenants with right of                               under the Uniform Gifts
          survivorship and not as tenants in                          to Minors Act
          common                                                                   (State)
----------------------------------------------------------------------------------------------


         Additional abbreviations may also be used though not in the above list.

         For value received, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------

----------------------------------------

-------------------------------------------------------------------------------
         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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__________________________________________________________________________Shares
stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------------------

                                        X
                                         ---------------------------------------
                                        X
                                         ---------------------------------------




NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
  ------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15